UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2012

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of
Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way, Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)
(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
(a)    On November 29, 2012, VeriSign, Inc. (“Verisign” or the “Company”) entered into a Registry Agreement for the .com top-level domain (the “2012 .com Registry Agreement” or the “Agreement”) with Internet Corporation for Assigned Names and Numbers (“ICANN”), pursuant to which the Company will continue to serve as the authoritative registry operator for the .com registry. The 2012 .com Registry Agreement renews the .com Registry Agreement entered into by the Company and ICANN in 2006 (the “existing agreement”) and provides new provisions regarding pricing, indemnification, audit rights, and service levels (“SLAs”), through November 30, 2018.
The 2012 .com Registry Agreement provides that the Company will continue as the exclusive registry of domain names within the .com generic top-level domain through November 30, 2018. The 2012 .com Registry Agreement provides that it shall be renewed for later terms unless it has been finally determined by an arbitrator or court that the Company has failed to cure a fundamental and material breach of certain provisions of the 2012 .com Registry Agreement and, following the decision of such arbitrator or court, the Company fails to comply with such decision.
The 2012 .com Registry Agreement revised the pricing provisions for .com domain name registrations contained in the existing agreement to provide that the price of a .com domain name shall not exceed $7.85 for the term of the Agreement except that the Company will continue to have the right to increase the price of a .com domain name during the term of the 2012 .com Registry Agreement due to the imposition of any new Consensus Policy or documented extraordinary expense resulting from an attack or threat of attack on the Security or Stability (each as defined in the 2012 .com Registry Agreement) of the Domain Name System (“DNS”) not to exceed 7% above the price in the prior year.
The 2012 .com Registry Agreement also revised the service levels in the existing agreement to match the more stringent SLAs currently offered with respect to the .net registry.
The 2012 .com Registry Agreement added to the existing agreement an obligation by Verisign to indemnify ICANN for certain third party claims, primarily those arising out of the operation of the .com registry.
As compared to the existing agreement, the 2012 .com Registry Agreement expands ICANN's rights to audit Verisign's compliance with Verisign's representations, warranties and covenants contained in Articles II and III of the 2012 .com Registry Agreement. Also pursuant to the 2012 .com Registry Agreement, the Company and ICANN have agreed to regularly review and engage in good faith negotiations about the implementation of any such new technical standards and consensus policies.
The 2012 .com Registry Agreement revised the fees the Company is required to pay ICANN. The Company is required to pay for each initial or renewal registration that occurs during a calendar quarter a fee equal to the number of years in the term of such registration or renewal, multiplied by $0.25. The Company may also be required to collect variable registry fees on ICANN's behalf in fiscal quarters in which ICANN does not collect a variable accreditation fee from all registrars.
As in the existing agreement, the 2012 .com Registry Agreement provides that the Company may not acquire, directly or indirectly, a greater than fifteen percent ownership interest in any ICANN-accredited registrar. The Company is also required to comply with and implement temporary specifications or policies and consensus policies, as well as other provisions in the 2012 .com Registry Agreement relating to handling of data and other registry operations. The 2012 .com Registry Agreement also continues restrictions on ICANN's ability to adopt temporary specifications or policies and consensus policies that can impact the operation of the .com registry and existing processes for the introduction by Verisign of new registry services.
(b)    On November 29, 2012, Verisign and the Department of Commerce (the “DOC”) entered into Amendment Number Thirty-Two (32) (“Amendment 32”) to the Cooperative Agreement between Verisign and the DOC (the “Cooperative Agreement”). Except as modified by Amendment 32, the terms and conditions of the Cooperative Agreement, including Amendment Thirty (30) to the Cooperative Agreement which was entered into on November 29, 2006 by the Company and the DOC, remain unchanged. Amendment 32 provides that the Maximum Price (as defined in the 2012 .com Registry Agreement) of a .com domain name shall not exceed $7.85 for the term of the 2012 .com Registry Agreement, except that the Company is entitled to increase the Maximum Price of a .com domain name due to the imposition of any new Consensus Policy or documented extraordinary expense resulting from an attack or threat of attack on the Security or Stability of the DNS as described in the 2012 .com Registry Agreement, provided that the Company may not exercise such right unless the DOC provides prior written approval that the exercise of such right will serve the public interest, such approval not to be unreasonably withheld. Amendment 32 further provides that the Company shall be entitled at any time during the term of the 2012 .com Registry Agreement to seek to remove the pricing restrictions contained in the 2012 .com Registry Agreement if the Company demonstrates to the DOC that market conditions no longer warrant pricing restrictions in the 2012 .com Registry Agreement, as determined by the DOC. Amendment 32 also provides that the DOC's approval of the 2012 .com Registry

Agreement is not intended to confer federal antitrust immunity on the Company with respect to the 2012 .com Registry Agreement and extends the term of the Cooperative Agreement through November 30, 2018.
 The descriptions of the 2012 .com Registry Agreement and Amendment 32 contained herein are qualified in their entirety by reference to those agreements, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Registry Agreement between VeriSign, Inc. and the Internet Corporation for Assigned Names and Numbers, entered into on November 29, 2012.

10.2	Amendment Number Thirty-Two (32) to the Cooperative Agreement between VeriSign, Inc. and Department of Commerce, entered into on November 29, 2012

99.1	Text of press release of VeriSign, Inc. issued on November 30, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: November 30, 2012	By:	/s/ Richard H. Goshorn
Richard H. Goshorn
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Registry Agreement between VeriSign, Inc. and the Internet Corporation for Assigned Names and Numbers, entered into on November 29, 2012.

10.2	Amendment Number Thirty-Two (32) to the Cooperative Agreement between VeriSign, Inc. and Department of Commerce, entered into on November 29, 2012

99.1	Text of press release of VeriSign, Inc. issued on November 30, 2012.